                                                                    Exhibit 10.2

                              AMENDMENT AND WAIVER
                       REGARDING COMPENSATION ARRANGEMENTS

     This  Agreement is entered into by and among Guaranty  Federal  Bancshares,
Inc.,  Guaranty Bank  (together  with Guaranty  Federal  Bancshares,  Inc.,  the
"Company"),  and  the  undersigned  Senior  Executive  Officers  of the  Company
(collectively the "SEOs" and individually an "SEO").

     WHEREAS,  the Company has entered into an agreement  with the United States
Department  of Treasury  (the  "Treasury")  pursuant  to which the Company  will participate in the Treasury's Capital Purchase Program (the "CPP"); and

         WHEREAS,  the Company and the SEOs desire to enter into this  Agreement for the purpose of  complying  with the  executive  compensation  and  corporate governance provisions of Section 111(b) of the Emergency Economic  Stabilization
Act of 2008 (the "CPP Act");

     NOW, THEREFORE, in consideration of the SEO's continued employment with the
Company and other valuable  consideration,  the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Notwithstanding the terms of any Company severance, bonus, employment or other compensation related plan,  arrangement,  agreement,  policy,  practice or procedure  (collectively the "Compensation  Arrangements") to the contrary,  the
Compensation  Arrangements  shall be amended,  interpreted  and  administered as follows:

               (a) In no  event  shall  the  incentives  for  the  SEOs  include anything that the Compensation  Committee of the Board of Directors of
          the Company now, or at any time in the future, concludes would provide the SEOs with an incentive to take  unnecessary  and  excessive  risks that  threaten  the value of the  Company  during the period  that the
          United States holds an equity or debt position in the Company acquired through the CPP (the "Restriction Period");

               (b) The Company shall recover any bonus or incentive compensation paid to or earned by an SEO during  the  Restriction  Period  that was based on financial  statements or other performance  criteria that are later determined to have been materially inaccurate;

               (c) The Company  shall not make any "golden  parachute"  payments
          (as that term is defined  for  purposes  of Section  111(b) of the CPP
          Act) to the SEOs during the Restriction Period; and

               (d) The  Company may take any and all other  actions  required to comply  with the  Section  111(b)  of the CPP Act and the  regulations issued thereunder.

     2. Each SEO  hereby  voluntarily  waives  any and all  claims  against  the
Company  for  any  changes  to the  Compensation  Arrangements  made  hereunder, including  any  changes  that may be made in the  future,  that are  required to comply with Section 111(b) of the CPP Act or the regulations  issued thereunder.
Such  waiver  includes  all claims the SEO may have under the laws of the United
States  or any state  related  to the  requirements  imposed  by the  regulation promulgated  pursuant  to  Section  111(b)  of the  CPP Act  and  issued  by the
Department  of the Treasury as published in the Federal  Register on October 20,
2008  (as  amended  and  supplemented  from  time to  time),  including  without limitation  a  claim  for any  compensation  or  other  payments  the SEO  would otherwise  receive,  any challenge to the process by which this  regulation  was adopted  and any  tort  or  constitutional  claim  about  the  effect  of  these regulations on the SEO's employment relationship with the Company.

     3. This  Agreement  shall be governed by the laws of the State of Missouri, except to the extent preempted by applicable Federal law.

     4. This Agreement is effective as of the  commencement  of the  Restriction
Period and shall  terminate on the date that the United States ceases to hold an equity or debt position in the Company.

     Dated this 28th day of January  2009.  This  Agreement  may be  executed in counterparts.

                                       GUARANTY FEDERAL BANCSHARES, INC.

                                           /s/ Shaun A. Burke
                                        ______________________________
                                        Name:   Shaun A. Burke
                                        Title:  President & CEO

                                        GUARANTY BANK

                                           /s/ Shaun A. Burke
                                        ______________________________
                                        Name:   Shaun A. Burke
                                        Title:  President & CEO

                                        SENIOR EXECUTIVE OFFICERS

                                           /s/ Shaun A. Burke
                                        ______________________________
                                        Name:    Shaun A. Burke
                                        Title:   President & CEO

                                           /s/  Carter M. Peters
                                        ______________________________
                                        Name:  Carter M. Peters
                                        Title: Executive Vice President/CFO/COO

                                           /s/ H. Michael Mattson
                                        ______________________________
                                        Name:   H. Michael Mattson
                                        Title:  Executive Vice President/CLO